UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2008

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Protocall Technologies Incorporated

(Exact name of registrant as specified in its charter)

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Nevada	0-51111	41-2033500
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

47 Mall Drive

Commack, NY 11725

(Address of Principal Executive Office) (Zip Code)

(631) 543-3655

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2008, Protocall Technologies Incorporated accepted the resignation of Syd Dufton as the Company's President. Mr. Dufton will be pursuing other interests and will assist Protocall on a limited basis through April 30, 2008 in the transition of any business matters. Founder & CEO Bruce Newman will assume Mr. Dufton's responsibilities and take an expanded role in the day to day operations and business affairs of Protocall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

By:	/s/ BRUCE NEWMAN
Bruce Newman Chief Executive Officer

Date:  April 25, 2008

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